Exhibit 10.2
GUARANTY
This Guaranty (“Agreement”) is made and executed this 14 day of February, 2011 by CLEAN DIESEL TECHNOLOGIES, INC., a Delaware corporation, having a principal place of business of 4567 Telephone Road, Suite 206, Ventura, California 93003, CLEAN DIESEL INTERNATIONAL, LLC, a Connecticut limited liability company, having a principal place of business of 4567 Telephone Road, Suite 206, Ventura, California, 93003, CATALYTIC SOLUTIONS, INC., a California corporation, having a principal place of business of 4567 Telephone Road, Suite 206, Ventura, California 93003, ENGINE CONTROL SYSTEMS, LTD, a Nevada corporation, having a principal place of business of 4910 Longley Lane, Suite 103, Reno, Nevada 89502, ENGINE CONTROL SYSTEMS LIMITED, an entity organized under the laws of Canada, having a principal place of business of 83 Commerce Valley Drive East, Thornhill, Ontario L3T 7T3, CLEAN DIESEL TECHNOLOGIES LIMITED, an entity organized under the laws of the United Kingdom, having a principal place of business of 20-21 Lambs Business Park, Terracotta Road, South Godstone, Surrey RH9 8LJ, ENGINE CONTROL SYSTEMS EUROPE AB, an entity organized under the laws of Sweden, having a principal place of business of Box 9015 Agnesfridsvagen, 184, SE-200 39 Malmö, Sweden, ECS HOLDINGS, INC., a Delaware corporation, having a principal place of business of 83 Commerce Valley Drive East, Thornhill, Ontario L3T 7T3, CATALYTIC SOLUTIONS HOLDINGS, INC., a Delaware corporation, having a principal place of business of 4567 Telephone Road, Suite 206, Ventura, California 93003, and CSI ALISO, INC., a California corporation, having a principal place of business of 4567 Telephone Road, Suite 206, Ventura, California 93003 (each a “Guarantor”, and collectively the “Guarantors”), in favor of FAUNUS GROUP INTERNATIONAL, INC., a Delaware corporation (“FGI”), having its principal place of business at 80 Broad Street, 22nd Floor, New York, New York 10004.
BACKGROUND
A. FGI intends to establish financing arrangements with, extend credit to and/or purchase receivables from Clean Diesel Technologies, Inc., Clean Diesel International, LLC, Catalytic Solutions, Inc. and Engine Control Systems, Ltd (each, a “Client”, and collectively, the “Clients”), pursuant to the terms and conditions of certain Sale of Accounts and Security Agreements, each dated as of the date hereof between FGI and each Client, respectively (as may hereafter be amended, supplemented, restated or replaced from time to time, collectively, the “Sale Agreements”).

B. In order to induce FGI to enter into the financing arrangements with and make loans and extend credit to the Clients, each Guarantor undertakes and agrees as set forth below.
1. Obligations Guaranteed. To induce FGI to enter into the Sale Agreements and consider extending or continuing to extend credit or purchase receivables from time to time to Clients thereunder, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Guarantor, jointly and severally, intending to be legally bound hereby, absolutely and unconditionally guarantees and becomes surety for the payment and performance when due (at maturity, upon acceleration, or otherwise) of all of the debts and obligations of Clients, or any of them, to FGI or any successor or assign of FGI, of every kind or nature, whether joint or several, due or to become due, absolute or contingent, now existing or hereafter arising, and whether principal, interest, fees, costs, expenses or otherwise, and arising under the Sale Agreements or otherwise (including without limitation any interest and/or expenses accruing following the commencement of any insolvency, receivership, reorganization or bankruptcy case or proceeding relating to any Client, whether or not a claim for post-petition interest and/or expenses is allowed in such case or proceeding) (collectively, the “Obligations”). Each Guarantor shall also pay or reimburse FGI on demand for all costs and expenses, including without limitation attorneys’ fees, incurred by FGI at any time to enforce, protect, preserve, or defend FGI’s rights hereunder and with respect to any property securing this Agreement. All payments hereunder shall be made in lawful money of the United States, in immediately available funds. Unless otherwise defined herein, all capitalized terms shall have the respective meanings given to such terms in the Sale Agreements.
2. Representations and Warranties. Each Guarantor represents and warrants that:
(a) Such Guarantor’s execution and performance of this Agreement shall not (i) violate or result in a default or breach (immediately or with the passage of time) under any contract, agreement or instrument to which such Guarantor is a party, or by which such Guarantor or any asset of such Guarantor is bound, (ii) violate or result in a default or breach under any order, decree, award, injunction, judgment, law, regulation or rule, (iii) cause or result in the imposition or creation of any lien or other encumbrance upon any property or asset of such Guarantor, or (iv) violate or result in a breach of any organizational documents (including, without limitation, articles of incorporation, articles of formation, bylaws or operating agreements) of such Guarantor.
(b) Such Guarantor has the full power and authority to enter into and perform under this Agreement, which has been authorized by all necessary corporate action on behalf of such Guarantor.
(c) No consent, license or approval of, or filing or registration with, any governmental authority is necessary for the execution and performance hereof by such Guarantor.
(d) This Agreement constitutes the valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally and by equitable principles.
(e) This Agreement promotes and furthers the business and interests of such Guarantor and the creation of the obligations hereunder will result in direct financial benefit to such Guarantor.

3. Guarantor Acknowledgements.
(a) Each Guarantor hereby waives notice of (i) acceptance of this Agreement, (ii) the existence or incurring from time to time of any Obligations guaranteed hereunder, (iii) nonpayment, the existence of any Termination Event, the making of demand, or the taking of any action by FGI, under the Sale Agreements, or any of them, (iv) default and demand hereunder and (v) the release of any other Guarantor hereunder.
(b) Each Guarantor acknowledges that such Guarantor (i) has examined or had the opportunity to examine the Sale Agreements and related agreements and (ii) waives any defense which may exist resulting from such Guarantor’s failure to receive or examine at any time the Sale Agreements or any amendments, supplements, restatements or replacements therefor.
(c) Each Guarantor acknowledges that it shall not do anything to impede or interfere in any manner with the normal collection and payment of the Accounts assigned and sold to FGI.
(d) Each Guarantor acknowledges that in entering into this Agreement such Guarantor is not relying upon any statement, representation, warranty or opinion of any kind from FGI as to the present or future financial condition, performance, assets, liabilities or prospects of Clients or as to any other matter. Each Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from the Clients such information concerning the Clients’ financial conditions or business operations as such Guarantor may require, and that FGI does not have any duty at any time to disclose to such Guarantor any information relating to the business operations or financial conditions of the Clients.
4. FGI Actions. Each Guarantor hereby consents and agrees that FGI may at any time or from time to time in FGI’s discretion (a) extend or change the time of payment and/or change the manner, place or terms of payment of any or all Obligations, (b) amend, supplement, restate or replace the Sale Agreements or any related agreements, (c) renew or extend any financing now or hereafter reflected by the Sale Agreements or the maturity thereof or increase (without limit of any kind and whether related or unrelated) or decrease loans and extensions of credit to Clients, (d) modify the terms and conditions under which loans, extensions of credit or purchases of receivables may be made to Clients, (e) settle, compromise or grant releases for liabilities of Clients, and/or any other Person or Persons liable with Guarantors for, any Obligations (including any Guarantor hereunder), (f) exchange, compromise, release or surrender, or subordinate or release any lien on, any property (including any collections therefrom or proceeds thereof) of Clients or any other Person or Persons now or hereafter securing any of the Obligations, and (g) apply any and all payments and proceeds of any property of any Person securing any or all of the Obligations received by FGI at any time against the Obligations in any order as FGI may determine; all of the foregoing in such manner and upon such terms as FGI may see fit, and without notice to or further consent from Guarantors, who hereby agrees to be and shall remain bound upon this Agreement notwithstanding any such action on FGI’s part.

5. Scope of Guaranty. The Agreement is an agreement of suretyship and a guaranty of payment and not of collection. The liability of Guarantors hereunder is joint and several, absolute, primary, unlimited and unconditional and shall not be reduced, impaired or affected in any way by reason of (a) any failure to obtain, retain or preserve, or the lack of prior enforcement of, any rights against any Person or Persons liable for the Obligations (including Clients and any Guarantor) or in any property, (b) the invalidity, unenforceability or voidability of any Obligations or any liens or rights in any property pledged by any Person or Persons, (c) any delay in making demand upon Clients or any delay in enforcing, or any failure to enforce, any rights against Clients or any other Person or Persons liable for any or all of the Obligations or in any property pledged by any Person or Persons, even if such rights are thereby lost, (d) any failure, neglect or omission on FGI’s part to obtain, perfect or continue any lien upon, protect, exercise rights against, or realize on, any property of Clients, Guarantors or any other party securing the Obligations, (e) the existence or nonexistence of any defenses which may be available to the Clients with respect to the Obligations, (f) the granting of any waiver or forbearance at any time and for any period with respect to any performance by Clients or any Default or Event of Default under the Sale Agreements, (g) the commencement of any bankruptcy, reorganization, liquidation, dissolution or receivership proceeding or case filed by or against Clients or any Guarantor or (h) any other fact, event, condition or omission which may give rise to a suretyship defense. Each Guarantor promises and undertakes to make all payments hereunder free and clear of any deduction, offset, defense, claim or counterclaim of any kind.
6. Reinstatement. If any or all payments or proceeds of property securing any or all of the Obligations made from time to time to FGI with respect to any obligation hereby guaranteed are at any time recovered from, or repaid by, FGI in whole or in part in any bankruptcy, reorganization, receivership, insolvency or similar case or proceeding instituted by or against any Client, this Agreement shall continue to be fully applicable to (or, as the case may be, reinstated to be applicable to) such obligation to the same extent as if the recovered or repaid payment(s) or proceeds had never been originally paid to FGI.
7. Cumulative Remedies. All rights and remedies hereunder and under the Sale Agreements and related agreements, are cumulative and not alternative, and FGI may proceed in any order from time to time against any Client, any Guarantor and/or any other Person or Persons liable for any or all of the Obligations and their respective assets. FGI shall not have any obligation to proceed at any time or in any manner against, or exhaust any or all of FGI’s rights against, any Client or any other Person or Persons liable for any or all of the Obligations prior to proceeding against any Guarantor hereunder.
8. Security Interest. As additional security for the Obligations, each Guarantor hereby grants to FGI a security interest in all of such Guarantor’s right, title and interest in and to the following assets, wherever located and whether now or hereafter owned or acquired: (a) all Accounts, (b) Chattel Paper, (c) Commercial Tort Claims, (d) Deposit Accounts, (e) Documents, (f) Equipment, (g) General Intangibles, (h) Goods (including but not limited to all files, correspondence, computer programs, tapes, disks and related data processing software which contain information identifying or pertaining to any of the Collateral or any Account Debtor or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof, (i) Inventory, (j) Investments, (k) Investment Property, (l) Letters of Credit and Letter of Credit rights, (m) all Supporting Obligations and (n) all cash and non-cash proceed of the foregoing (including insurance proceeds). Upon the occurrence of a Default or Event of Default under any Sale Agreement or any breach or default by any Guarantor under this Agreement (each an “Event of Default”), FGI shall have all the rights of a secured party under applicable law, and more specifically under the Uniform Commercial Code (in effect in the State of New York) and shall have all the rights and remedies set forth in such Sale Agreement. In addition and without limitation, upon the occurrence of an Event of Default, FGI may, without notice to or demand upon Guarantors take possession of the Collateral, and for that purpose FGI may enter upon any premises on which the Collateral may be situated and remove the same therefrom; require Guarantors to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of Guarantors’ principal office(s) or at such other locations as FGI may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, FGI shall give to Guarantors at least ten (10) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after, which any private sale or any other intended disposition is to be made. The Guarantors hereby acknowledge that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, each Guarantor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of FGI’s rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto. In addition, FGI shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise. All of FGI’s rights and remedies, whether evidenced by this Agreement, the Sale Agreements or any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by FGI to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of any Guarantor under this Agreement, after such Guarantor’s failure to perform, shall not affect FGI’s right to declare a default and to exercise its remedies.
9. Subrogation. Any and all rights of any nature of Guarantors to subrogation, reimbursement or indemnity and any right of Guarantors to recourse to any assets or property of, or payment from, Clients or any other Person or Persons liable for any or all of the Obligations as a result of any payments made or to be made hereunder for any reason shall be unconditionally subordinated to all of FGI’s rights under the Sale Agreements and Guarantors shall not at any time exercise any of such rights unless and until all of the Obligations have been unconditionally paid in full. Any payments received by any Guarantor in violation of this Section 9 shall be held in trust for and immediately remitted to FGI.
10. FGI Records. FGI’s books and records of any and all of the Obligations, absent manifest error, shall be prima facie evidence against Guarantors of the indebtedness owing or to become owing to FGI hereunder.
11. Continuing Surety. This Agreement shall constitute a continuing surety obligation with respect to all Obligations from time to time incurred or arising and shall continue in effect until all Obligations are indefeasibly paid and satisfied and the liability of Guarantors under this Agreement may not be revoked or terminated.
12. Setoff. Each Guarantor agrees that FGI shall have a right of setoff against any and all property of Guarantors now or at any time in FGI’s possession, including without limitation deposit accounts, and the proceeds thereof, as against the obligations of Guarantors hereunder.

13. Acceleration. If a Default or Event of Default occurs and is continuing under any Sale Agreement, then all of Guarantors’ liabilities of every kind or nature to FGI hereunder shall, at FGI’s option, become immediately due and payable and FGI may at any time and from time to time, at FGI’s option (regardless of whether the liability of Client or any other Person or Persons liable for any or all of the Obligations has matured or may then be enforced), take any and/or all actions and enforce all rights and remedies available hereunder or under applicable law to collect Guarantors’ liabilities hereunder.
14. Enforcement Timing. Failure or delay in exercising any right or remedy against Guarantors hereunder shall not be deemed a waiver thereof or preclude the exercise of any other right or remedy hereunder. No waiver of any breach of any provision of this Agreement shall be construed as a waiver of any subsequent breach or of any other provision.
15. Successors and Assigns. This Agreement shall (a) be legally binding upon each Guarantor, and each Guarantor’s successors and assigns, provided that each Guarantor’s obligations hereunder may not be delegated or assigned without FGI’s prior written consent and (b) benefit any and all of FGI’s successors and assigns. FGI may assign its rights under this Agreement without notice to or consent from any Guarantor.
16. Entire Agreement. This Agreement and the Sale Agreements embody the whole agreement and understanding of the parties hereto relative to the subject matter hereof. No modification or waiver of any provision hereof shall be enforceable unless approved by FGI in writing.
17. Governing Law, Submission to Jurisdiction and Jury Trial. THIS AGREEMENT, AND ALL MATTERS ARISING HEREUNDER OR RELATING HERETO, SHALL IN ALL RESPECTS BE INTERPRETED, CONSTRUED AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR IRREVOCABLY KNOWINGLY AND VOLUNTARILY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSES OF ANY LITIGATION OR PROCEEDING HEREUNDER OR CONCERNING THE TERMS HEREOF AND (II) WAIVES THE RIGHT TO A JURY TRIAL WITH RESPECT TO ANY LITIGATION, CLAIMS OR PROCEEDING HEREUNDER OR CONCERNING THE TERMS HEREOF OR OTHERWISE IN CONNECTION WITH GUARANTORS’ DEALINGS WITH FGI.
18. Notices.
(a) In any action or proceeding brought by FGI to enforce the terms hereof, each Guarantor waives personal service of the summons, complaint, and any motion or other process, and agrees that notice thereof may be served (i) in person, (ii) by registered or certified mail, return receipt requested, or (iii) by nationally recognized overnight courier (in the case of (i) above, on the date of delivery; in the case of (ii) above, three (3) days after deposit in the U.S. Mail; and in the case of (iii) above, one (1) day after delivery to the courier). Service may be made at the address of Guarantors set forth in the Preamble hereto or such other address at which any Guarantors is then located.

(b) Any and all notices which may be given to a Guarantor by FGI hereunder shall be sent to such Guarantor at the address of such Guarantor set forth in the Preamble hereto (or such other address at which such Guarantor is then located) and shall be deemed given to and received by such Guarantor if sent by facsimile transmission or if sent in the manner provided for service of process in Section 18(a) above. Notices sent by facsimile shall be deemed received on the date sent. Notices otherwise sent shall be deemed received on the applicable date(s) provided for receipt of service of process under Section 18(a) above.
19. Maximum Liability. To the extent that applicable law otherwise would render the obligations of any Guarantor hereunder invalid or unenforceable, such Guarantor shall nevertheless remain liable hereunder; provided however that such Guarantor’s obligations shall be limited to the maximum amount which does not result in such invalidity or unenforceability. Notwithstanding the foregoing, each Guarantor’s obligations hereunder shall be presumptively valid and enforceable to their fullest extent in accordance with the terms of this Agreement, as if this Section 19 were not a part of this Agreement.
20. Severability. The invalidity or unenforceability of any provision hereof shall not affect the remaining provisions which shall remain in full force and effect.
[SIGNATURES APPEAR ON FOLLOWING PAGE]

[Signature page to Guaranty]
THIS GUARANTY is dated the date and year first above written.

CLEAN DIESEL TECHNOLOGIES, INC.
By:	/s/ Nikhil A. Mehta
	Name:	Nikhil A. Mehta
	Title:	Chief Financial Officer

CLEAN DIESEL INTERNATIONAL, LLC
By:	/s/ Nikhil A. Mehta
	Name:	Nikhil A. Mehta
	Title:	Chief Financial Officer

CATALYTIC SOLUTIONS, INC.
By:	/s/ Nikhil A. Mehta
	Name:	Nikhil A. Mehta
	Title:	Chief Financial Officer

ENGINE CONTROL SYSTEMS LIMITED
By:	/s/ Nikhil A. Mehta
	Name:	Nikhil A. Mehta
	Title:	Chief Financial Officer

ENGINE CONTROL SYSTEMS, LTD
By:	/s/ Nikhil A. Mehta
	Name:	Nikhil A. Mehta
	Title:	Chief Financial Officer

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[Signature page to Guaranty]

CLEAN DIESEL TECHNOLOGIES LIMITED
By:	/s/ Nikhil A. Mehta
	Name:	Nikhil A. Mehta
	Title:	Chief Financial Officer

ENGINE CONTROL SYSTEMS EUROPE AB
By:	/s/ Christopher Harris
	Name:	Christopher Harris
	Title:	Director

ECS HOLDINGS, INC.
By:	/s/ Nikhil A. Mehta
	Name:	Nikhil A. Mehta
	Title:	Chief Financial Officer

CATALYTIC SOLUTIONS HOLDINGS, INC.
By:	/s/ Nikhil A. Mehta
	Name:	Nikhil A. Mehta
	Title:	Chief Financial Officer

CSI ALISO, INC.
By:	/s/ Nikhil A. Mehta
	Name:	Nikhil A. Mehta
	Title:	Chief Financial Officer

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